UNITED STATES
SECURITIES AND EXCHANGE COMMISISSION
WASHINGTON, DC 20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  12/2/2005
(Date of Earliest Event Reported)

DICON FIBEROPTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation or Organization)

000-49939	94-3006185
(Commission File Number)	(IRS Employer Identification No.)

1689 Regatta Blvd.
Richmond, California	94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 620-5000
(Registrant's Telephone Number, Including Area Code)
_________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________________________________________________________________________________________________________

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On December 2 , 2005, the conditional planning approvals for the development of approximate eleven (11) acres of land ("Property") adjacent to the Company's facility in Richmond, California, became final.

The Property is subject to a Purchase and Sale Agreement and Preliminary Escrow Instructions between the Company as seller and Pulte Home Corporation ("Pulte") as buyer entered into as of February 27, 2004, as amended by a First Amendment as of March 1, 2004, a Second Amendment as of April 29, 2004, a Third Amendment as of February 27, 2005, a Fourth Amendment as of July 27, 2005, and a Fifth Amendment as of November 17, 2005 (collectively the "Agreement").

The purchase price for the Property under the Agreement is approximately $12.9 million. Pulte has made a deposit of $0.25 million, a payment of $0.25 million, extension deposits of $0.48 million, and extension payments of $0.35 million, under the Agreement. The deposit, the payment, the extension deposits and the extension payments are non-refundable. The deposit, the payment and the extension deposits are applicable to the purchase price. The extension payments are not applicable to the purchase price. The balance of the purchase price will be paid on the close of escrow. Under the Fifth Amendment, the close of the escrow will occur on or before December 29, 2005.

The Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendments, and the Fifth Amendment, are attached to this Form 8-K as Exhibits 10.8, 10.8.1, 10.8.2, 10.8.3, 10.8.4 and 10.8.5, respectively.

Item 9.01. Financial Statements and Exhibits.

Exhibit.

Exhibit No.	Description

10.8	Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of February 27, 2004, with Pulte Home Corporation.

10.8.1	First Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of March 1, 2004, with Pulte Home Corporation.

10.8.2	Second Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of April 29, 2004, with Pulte Home Corporation.

10.8.3	Third Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of February 27, 2005, with Pulte Home Corporation.

10.8.4	Fourth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of July 27, 2005, with Pulte Home Corporation.

10.8.5	Fifth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of November 17, 2005, with Pulte Home Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICON FIBEROPTICS, INC.,
(Registrant)

Date: 12/6/2005	By: /s/ Jannett Wang
Name: Jannett Wang
Title: Vice President of Administration
(principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

10.8	Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of February 27, 2004, with Pulte Home Corporation.

10.8.1	First Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of March 1, 2004, with Pulte Home Corporation.

10.8.2	Second Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of April 29, 2004, with Pulte Home Corporation.

10.8.3	Third Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of February 27, 2005, with Pulte Home Corporation.

10.8.4	Fourth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of July 27, 2005, with Pulte Home Corporation.

10.8.5	Fifth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions dated as of November 17, 2005, with Pulte Home Corporation.